SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549


                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported):
                           January 22, 1996


                      UNION PACIFIC CORPORATION
        (Exact name of registrant as specified in its charter)


          Utah                          1-6075                13-2626465
(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
      of incorporation)                                   Identification No.)



     Martin Tower, Eighth and Eaton Avenues, Bethlehem, PA 18018
         (Address of principal executive offices) (zip code)


                            (610) 861-3200
         (Registrant's telephone number, including area code)



                            Not Applicable
    (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.



          (c) Exhibits:

          (i) Exhibit 4: Indenture dated as of January 5, 1996, between Union Pacific Corporation and Chemical Bank,
          Trustee.

          (ii) Exhibit 23: Consent of KPMG Peat Marwick LLP,
          Independent Auditors.

          (iii) Exhibit 99.1: Financial Statements of Southern Pacific Rail Corporation and Subsidiary Companies as of September 30, 1995 and December 31, 1994 and for the nine months ended September 30, 1995 and 1994 and the three months ended September 30, 1995 and 1994 as set forth in the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1995, of Southern Pacific Rail Corporation.

          (iv) Exhibit 99.2: Financial Statements of Southern Pacific
          Rail Corporation and Subsidiary Companies as of December 31, 1994 and 1993 and for the three year period ended December 31, 1994 as set forth in the Annual Report on Form 10-K/A for the year ended December 31, 1994, dated as of November 27, 1995 of Southern Pacific Rail Corporation.

          (v) Exhibit 99.3: Independent Auditors' Report

          (vi) Exhibit 99.4: Unaudited Pro Forma Financial Statements of Union Pacific Corporation and Southern Pacific Rail Corporation as set forth in Registration Statement on Form S-4 of Union Pacific Corporation (Registration No. 33-64707) dated as of December 12, 1995.

          (vii) Exhibit 99.5: Press Release

          (viii) Exhibit 99.6: Statement Regarding Consolidated Income from Continuing Operations for the Nine Months Ended September 30, 1995.

                              SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bethlehem, State of Pennsylvania, on January 22, 1996.


                                     UNION PACIFIC CORPORATION



                                     By: /s/ Morris B. Smith
                                         -----------------------------
                                         Name:  Morris B. Smith
                                         Title: Vice President and
                                                Controller

                               EXHIBIT INDEX


                                                           Sequential
Exhibit No.     Description of Exhibit                     Page Number

4               Indenture dated as of January 5, 1996,
                between Union Pacific Corporation and
                Chemical Bank, Trustee.

23              Consent of KPMG Peat Marwick LLP,
                Independent Auditors.

99.1 Financial Statements of Southern Pacific Rail Corporation and Subsidiary Companies as of September 30, 1995 and December 31, 1994 and for the nine months ended September 30, 1995 and 1994 and the three months ended September 30, 1995 and 1994 as set forth in the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1995, of Southern Pacific Rail Corporation.

99.2 Financial Statements of Southern Pacific Rail Corporation and Subsidiary Companies as of December 31, 1994 and 1993 and for the three year period ended December 31, 1994 as set forth in the Annual Report on Form 10-K/A for the year ended December 31, 1994, dated as of November 27, 1995 of Southern Pacific Rail Corporation.

99.3            Independent Auditors' Report

99.4            Unaudited Pro Forma Financial Statements of Union
                Pacific Corporation and Southern Pacific Rail
                Corporation as set forth in Registration Statement on Form S-4 of Union Pacific Corporation (Registration No. 33-64707) dated as of December 12, 1995.

99.5            Press Release

99.6 Statement Regarding Consolidated Income from Continuing Operations for the Nine Months Ended September 30, 1995.